                                                                    EXHIBIT 10.8

                                   STANDARD
                              OFFICE SPACE LEASE
                              ------------------

                             The Syracuse Building
                              224 Harrison Street
                              Syracuse, New York




          LANDLORD:       224 Harrison Associates, LLC

          TENANT:         Community Networks, Inc.

          DATE OF LEASE:  June 16, 1999

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----
ARTICLE 1    Premises.............................................  1

ARTICLE 2    Term of  Lease.......................................  2

ARTICLE 3    Rent, Taxes, Lease Year and Parking..................  3

ARTICLE 4    Construction, Financing an Alterations...............  4

ARTICLE 5    Use of  Premises.....................................  4

ARTICLE 6    Operating  Costs.....................................  5

ARTICLE 7    Energy Costs and Water...............................  5

ARTICLE 8    Repairs..............................................  6

ARTICLE 9    Indemnity............................................  6

ARTICLE 10   Insurance............................................  7

ARTICLE 11   Damage by Fire, Theft and Water Damage...............  7

ARTICLE 12   Eminent Domain.......................................  7

ARTICLE 13   Bankruptcy and Default Provisions....................  7

ARTICLE 14   Mechanic's Liens..................................... 10

ARTICLE 15   Mortgages, Assignments, Subleasesand Transfers of
             Tenant'.............................................. 10

ARTICLE 16   Subordination of Lease............................... 12

ARTICLE 17   Entry to Premises.................................... 13

ARTICLE 18   Notices and Certificates............................. 14

ARTICLE 19   Covenant of Quiet Enjoyment.......................... 15

ARTICLE 20   Services............................................. 15

ARTICLE 21         Certain Rights Reserved to Landlord.................. 16

ARTICLE 22         Miscellaneous Provisions............................. 17

EXHIBIT "A"        FLOOR PLAN(S)........................................ 26

EXHIBIT "C"        LANDLORD'S WORK...................................... 27

EXHIBIT "D"        TENANT'S WORK and TENANT'S INSURANCE
                       REQUIREMENTS..................................... 28

EXHIBIT E          RULES AND REGULATIONS................................ 30

2ND EXHIBIT "C"    LANDLORD'S WORK...................................... 34

2ND EXHIBIT "D"    TENANT'S WORK and TENANT'S INSURANCE
                       REQUIREMENTS..................................... 35

EXHIBIT "F"        GUARANTY OF LEASE.................................... 36

JF REAL ESTATE, INC., LEASE MODIFICATION AGREEMENT NO. 1................ 40

                                    STANDARD
                               OFFICE SPACE LEASE
                         224 HARRISON STREET, 5TH FLOOR
                               SYRACUSE, NEW YORK
                               ------------------

          AGREEMENT made as of this 16 day of June, 1999, by and between the following parties: 224 Harrison Associates, LLC, a New York limited liability company, having an office at 4 Clinton Square, Syracuse, New York 13202 ("Landlord"), and Community Networks, Inc corporation duly organized under the laws of the State of New York having its principal office at 45-18 Court Square, Long Island City, NY 11101 Attention: Scott Matukas (the "Tenant").

                                  WITNESSETH:
                                  ----------


                                   ARTICLE 1

                                    Premises
                                    --------

1.01 - Premises
-----  --------

          Landlord hereby leases to Tenant and Tenant hereby leases and hires from Landlord those certain premises in AS IS condition except as otherwise expressly provided herein the building commonly known as "The Syracuse Building" (the "Building") which is located at 224 Harrison Street in the City of Syracuse, County of Onondaga and State of New York, which premises are outlined on the plan attached as Exhibit "A" (the "Premises"), together with the right to use, in common with others, the Building Commons Areas and Outside Common Areas as hereinafter defined. For purposes of this Paragraph 1.01, the sum of the square feet in the Premises and Tenant's share of Building Common Areas (as defined Paragraph 1.02 hereof) shall be the aggregate of 8,000 square feet on the sixth floor of the Building. The Premises shall include the area bounded by: the center line of any walls common to adjacent tenants, the Building Common Area side of any wall adjoining Building Common Areas (but not the surface thereof), the line established by the exterior face of the exterior walls of the Building and the exterior face of any windows in the exterior walls of the Building, the concrete floor surface of the Premises and the lower surface of the next higher floor (or roof). Landlord reserves unto itself, its successors and assigns, the right to install, maintain, use, repair and replace pipes, ducts, conduits, wires and structural elements leading through the Premises in locations which will not materially interfere with Tenant's use of the Premises. Except as set forth herein, no right to use any part of the exterior of the Building and no easement for light or air are included in the lease of the Premises hereby made.

1.02 - Definition of Building Common Areas
-----  -----------------------------------

          "Building Common Areas" shall be defined to mean all areas, space, equipment, signs and special services provided by Landlord specifically for the Building or for the common or joint use and benefit of all the tenants in the Building, their employees, agents, customers, visitors and other invitees, including without limitation hallways, corridors, trash rooms, mechanical and electrical rooms, storage rooms, stairways, entrances, elevators, rest rooms, lobbies, stairs, loading docks, pedestrian walks, roofs and basements, janitor's and storage closets within the Building and all other common rooms and common facilities within the Building.

1.03 - Definition of Outside Common Areas
-----  ----------------------------------

          The term "Outside Common Areas" is defined to mean the land described on Exhibit "B" attached hereto and made a part hereof, or such portion thereof as may from time to time devoted to uses associated with the Building, and any adjacent or contiguous land which may from time to time be devoted to such uses, together with such improvements as may from time to time be erected upon or under any of such lands, including, but not limited to, surface and subsurface parking areas, lighting facilities, utility lines, sidewalks, covered walkways, underground walkways, driveways, plazas, courts, sidewalks, retaining walls, access roads, truck service ways, landscaped areas, signs, and equipment.


                                   ARTICLE 2

                                 Term of  Lease
                                 --------------

2.01 - Term
-----  ----

          The term of this Lease shall be for TEN (10) years and THREE (3) months.

2.02 - Term Commencement
-----  -----------------

         The term of this Lease shall commence on completion of Landlord's work which will be the 15th day of July 1999, and shall end on the 14th day of October 2009; provided LL has substantially completed Landlord's work. If Landlord has not substantially completed Landlord's work the term commencement date is the date the Landlord has substantially completed Landlord's work. The date of commencement of the term of this Lease is herein referred to as the "Term Commencement Date." The word "term" shall, unless otherwise expressly provided to the contrary, be deemed to include the initial and any renewal term.

2.03 - Rent Commencement
-----  -----------------

          The rent shall commence three (3) months after the term commencement date.

2.04 - Condition of Premises
-----  ---------------------

          Tenant's taking possession shall be conclusive evidence as against Tenant that the Premises were in good order and satisfactory condition when Tenant took possession, subject to latent defects and punch list items. At the expiration or sooner termination of this Lease, Tenant shall return the Premises broomclean and in as good condition as when Tenant took possession, ordinary wear and loss by fire or other casualty excepted, failing which the Landlord may restore the Premises to such condition and Tenant shall pay the cost thereof.


                                   ARTICLE 3

                      Rent, Taxes, Lease Year and Parking
                      -----------------------------------

3.01 - Fixed Annual Rent
-----  -----------------

          Tenant agrees to pay to Landlord at the offices of Landlord, or at such other place designated by Landlord, without any prior demand therefor and without any deduction or set-off whatsoever, except as set forth in this lease, as fixed annual rent, the sum of $96,000.00 per annum (computed as follows:
8,000 square feet at $12.00 per square foot), payable in equal monthly installments of $8,000.00 each (the "fixed monthly rent"), payable in advance upon the first day of each calendar month during the term hereof. The monthly installments shall be deemed to have been paid upon such first day only if actually received by such first day.

          If the term shall commence or expire upon a day other than the first (or in the case of termination the last) day of a calendar month, Tenant shall pay, upon the Term Commencement Date, and on the first day of the last [text missing] a per diem basis with respect to such fractional calendar month based upon the actual number of days in those months.

The fixed annual rent shall increase by two percent (2%) per annum commencing on the first anniversary of the rent commencement.

3.02 - Taxes
-----  -----

          (a) Landlord shall in the first instance, during the term of this Lease, pay to the public officers charged with the collection thereof, all Building Taxes as hereinafter defined.

          The term "Building Taxes" shall be deemed to include (i) all real property taxes (which shall be deemed to include all property taxes and assessments, water and sewer rents, rates and charges, parking and environmental surcharges and any other governmental charges, general and special, ordinary and extraordinary), which may be levied or assessed by any lawful authority against the Building, the Building Common Areas and the Outside Common Areas. The amount required to be paid by Landlord pursuant to any Payment-in-Lieu-of-Tax Agreement between Landlord and any taxing authority having jurisdiction over the Building shall, for the purpose of this Lease, be deemed to be a real property tax obligation and included within the definition of Building Taxes.

          (b) Tenant shall at all times be responsible for and pay, before delinquency, all municipal, county, state or federal taxes assessed against its leasehold interest or any fixtures, furnishings, equipment, stock-in-trade or other personal property of any kind owned, installed or used in or on the Premises.

          (c) Tenant shall not be responsible to pay for any building (real estate) taxes.

3.03 - Past Due Rent
-----  -------------

          If, during the term of this Lease, Tenant shall fail to pay any installment of the fixed monthly rent or additional rent or any other charge hereunder within ten (10) days after the same is due and payable, then interest at the rate of two percent (2%) per month shall accrue from and after the date on which such sum was due and payable, and such interest, together with a late charge of $50.00 for each past-due payment to cover the extra expense of handling such delinquency, shall be paid to Landlord as additional rent and liquidated damages at the time of payment of such past-due sum. Landlord shall have the right to apply any payments made by Tenant first to any deficiency in the payment of the interest and Late Charge provided for herein. Nothing contained in this Paragraph 3.03 shall be construed to be a limitation of or in substitution of Landlord's rights and remedies under Article 13 of this Lease.

3.04 - Definition of Lease Year and Partial Lease Year
-----  -----------------------------------------------

          The term "lease year" is defined to mean a period of twelve (12) consecutive calendar months, the first full lease year commencing on the first day of the first full calendar month following the Term Commencement Date (if other than on the first day of a month), and each succeeding lease year commencing on the anniversary of the commencement of the first full lease year. Any portion of the term which is less than a lease year shall be deemed a "partial lease year" and computations requiring proration shall be pro-rated on a per diem basis using 365 day year.

3.05 - Security Deposit
-----  ----------------

          Intentionally Deleted


                                   ARTICLE 4

                    Construction, Financing and Alterations
                    ---------------------------------------

4.01 - Landlord's Obligation
----   ---------------------

          Landlord has constructed the Premises for Tenant's use and occupancy and Landlord shall have no further obligation to construct the Premises, except as otherwise provided in Exhibit "C" attached hereto and made a part hereof.

4.02 - Financing
----   ---------

          If Landlord can obtain mortgage financing or refinancing only upon the basis of modifications of the terms and provisions of this Lease, then Tenant shall not unreasonably withold or delay it's consent thereto, provided, the lease modifications referred to herein shall not relate to those provisions pertaining to length of the term of the lease, amount of rent, additional rent, and other charges.

          In the event of a refinancing or a bona fide sale of the Building by the Landlord, Tenant shall, promptly upon request therefor, provide to Landlord a balance sheet, and a statement of income and expenses for Tenant's last fiscal year, for which a statement has been prepared.

4.03 - Tenant's Obligation
----   -------------------

          Subject to Landlord's work, Tenant is leasing the Premises in AS IS CONDITION and Tenant shall perform such work therein as is described in Exhibit "D" attached hereto and made a part hereof.

4.04 - Alterations, Additions and Improvements
----   ---------------------------------------

          Tenant shall not make any alterations, additions or improvements in or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably witheld or delayed, and then only by contractors approved by Landlord which approval shall not be unreasonably witheld or delayed. Landlord represents to Tenant and Tenant acknowledges the existence of certain covenants affecting the Building and the Premises including those portions of the architecturally or historically significant interior features of the Building which may limit the construction of, or removal, as the case may be, of certain alterations, additions or improvements in or to the Premises, notwithstanding the requirement of consent thereto by Landlord. If Landlord shall grant its consent, Tenant shall provide Landlord with certificates evidencing the insurance coverages and limits required by Exhibit "F" to the commencement of any such work. Tenant shall not make nor permit any defacement, injury or waste in, to or about said Premises or any part of the Building. Tenant agrees that any improvements as may be installed within the Premises by Tenant pursuant to this paragraph 4.04 shall, at the option of Landlord, remain as part of the Premises at the expiration of the Lease or any extension or renewal thereof except any equipment installed by Tenant that is a part of Tenant's operation. Landlord, however, shall have the right to require Tenant to remove any alterations, additions or improvements so made. Tenant shall, at its expense, repair or cause to be repaired any damage to the Premises caused by such removal.

4.05 - Signs, Awnings and Canopies
----   ---------------------------

          Tenant will not place or maintain or suffer to be placed or maintained on or in an exterior door, wall or window of the Premises any sign, awning or canopy, decoration, lettering or advertising matter without first obtaining the written consent of Landlord thereto, which consent shall not be unreasonably witheld or delayed. In the event such consent is received, then Tenant shall maintain such sign, awning, canopy, decoration, lettering or advertising matter as may be approved in good condition and repair at all times during the term of this Lease.

                                   ARTICLE 5

                                Use of Premises
                                ---------------

5.01 - Use of Premises
-----  ---------------

          Tenant shall occupy and use the Premises during the term for its telecommunication sale and services and uses incidental thereto and no other purpose whatsoever. Tenant further agrees to comply with the rules and regulations set forth in Exhibit "E" attached hereto and made a part hereof and with such reasonable modifications thereof and additions thereto as Landlord may hereafter from time to time make for the Building, the Building Common Areas or the Outside Common Areas. Landlord shall not be responsible for the nonobservance by any other tenant of any said rules and regulations and shall not be responsible to Tenant for any violation of the rules and regulations, or the covenants or agreements contained in any other lease, by any other tenant of the Building, or its agents or employees.

                                   ARTICLE 6

                                Operating Costs
                                ---------------

6.01 - Definitions
-----  -----------

          Not Applicable.

6.02 - Tenant to Share Increases in Operating Costs
-----  --------------------------------------------

          Not Applicable.

                                   ARTICLE 7

                             Energy Costs and Water
                             ----------------------

7.01 - Definitions
-----  -----------

          As used in this Lease, "Premises Electrical Energy Cost" shall mean the cost of the electrical energy consumed by the lighting fixtures and electrical convenience outlets within the Premises only. As used in this Lease, "Energy Costs and Water" shall mean (i) the cost of all energy, including electrical, oil, gas, solar, steam and any other energy and the cost of all water used in or at the Building, the Building Common Areas and the Outside Common Areas, excluding the Premises.

7.02 - Charge for Premises Electrical Energy Costs
-----  -------------------------------------------

          Tenant agrees to pay to Landlord, as additional rent, monthly within ten (10) days after receipt of Landlord's estimate therefor (and thereafter on the first day of each month without invoice), a charge for Premises Electrical Energy Costs at a usage based upon plans and specifications for the Premises during the hours set forth in Paragraph 20.01 of this Lease. Landlord reserves the right to survey and calculate Tenant's connected electrical load and hours of usage thereof from time to time during the term and to adjust the monthly charge herein set forth by the amount of electrical energy usage exceeding the waits per square foot and hours herein set forth. Tenant agrees to pay to Landlord, as additional rent, the amount of such monthly charge, as adjusted, within ten (10) days following Tenant's receipt of notice of the adjustment and on the first day of each calendar month thereafter. A check meter will be installed to provide an accurate measure of Tenant's electrical usage.

                                   ARTICLE 8

                                    Repairs
                                    -------

8.01 - Repairs
-----  -------

          Tenant shall give to Landlord prompt written notice of any damage to, or defective condition in any part of or appurtenance to the Building's plumbing, electrical, heating, ventilating, air-conditioning or other systems serving, located in, or passing through the Premises. Subject to the provisions of Article 11 of this Lease, Tenant shall, at Tenant's own expense, keep the Premises, including everything therein (except the heating and air-conditioning systems), in good order, condition and repair during the term. Landlord shall maintain the heating, ventilating and air-conditioning walls, outside windows, floors, and roof of the Building in good order and repair. Repairs made by Landlord required solely and directly due to negligence or fault of Tenant, its contractors, agents or employees shall be made at Tenant's expense plus a 10% administrative charge.

          Tenant, at Tenant's expense, shall comply with all laws or ordinances, and all rules and regulations of all governmental authorities and of all insurance bodies at any time in force, applicable to the Premises or to Tenant's use thereof, except that Tenant shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any structural alteration of the Premises or with respect to the Premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of, Tenant, or is required by reason of a breach of any of Tenant's covenants and agreements hereunder. All repairs made by Tenant shall be made using contractors approved by Landlord which approval shall not be unreasonably withheld or delayed.

                                   ARTICLE 9

                                   Indemnity
                                   ---------

9.01 - Indemnification by Tenant
-----  -------------------------

          Tenant does hereby indemnify and shall defend Landlord (and such other persons as are in privity of estate with Landlord) and save it harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, from or out of the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, lessees or concessionaires. In case Landlord (and such other persons as are in privity of estate with Landlord) shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant agrees to protect and hold Landlord harmless and to pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation. Tenant agrees also to pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the covenants and agreements in this Lease.

                                   ARTICLE 10

                                   Insurance
                                   ---------

10.01 -  Liability Insurance
----------------------------

          At all times during the term of this Lease, Tenant shall, at its sole cost and expense, for the mutual benefit of Landlord and Tenant, maintain personal injury, death or property damage occurring on, in or about the Premises during the term of this Lease in an amount of not less than Two Million Dollars ($2,000,000.00) with respect to personal injury, death or property damage and including contractual indemnity coverage. In the event that Tenant shall not have delivered to Landlord a policy or certificate evidencing such insurance fifteen (15) days prior to the Term Commencement Date and fifteen (15) days prior to the expiration dates of each expiring policy. Landlord upon ten (10) days notice to Tenant may obtain such insurance as it may reasonably require to protect its interest. The cost for such policies shall be paid by Tenant to Landlord as additional rent upon demand, plus ten percent (10%) administrative charge. All insurance policies required hereunder shall be issued by insurers of recognized responsibility and licensed to conduct business in the State of New York.

10.02 -  All Risks and Difference in Conditions Insurance
---------------------------------------------------------

          At all times during the term of this Lease, Landlord shall keep the Building insured for the benefit of Landlord against loss or damage by risks now or hereafter embraced by "All Risks," "Difference in Conditions", and loss of rent coverages, and against such other risks as Landlord from time to time reasonably may designate in amounts sufficient to prevent Landlord from becoming a coinsurer.

          In any event, the amount applicable to "All Risks" shall be ninety percent (90%) of the then full replacement cost (being the cost of replacing the Building, exclusive of the costs of excavations and footings below the lowest grade level). Such full replacement cost shall be determined form time to time (but not more frequently than once in any twelve (12) calender months) by an appraiser, architect or other person or firm designated by Landlord.

          The parties agree that Landlord shall not provide any insurance coverage for Tenant's merchandise, trade fixtures, furnishings, equipment and other personal property of Tenant.

10.03 -  Insurance on Common Areas
----------------------------------

          At all time during the term of this Lease, Landlord shall keep the Common Areas insured for personal injury and property damage liability, "All Risk" property coverage. "Difference in Conditions," workers' compensation, employee's liability and any other casualty or risk insurance which Landlord or Landlord's insurance carrier deems necessary or appropriate.

10.04 -  Waiver of Subrogation
------------------------------

          Each of the parties shall have a waiver of subrogation clause attached to, and made a part of, its insurance policy or policies in the following or equivalent form:

               Waiver of Subrogation Clause

          This insurance shall not be invalid should the insured waive in writing, prior to a loss, any or all rights of recovery against any party for loss occurring to the property described herein. Notice is hereby accepted that the insured has agreed in writing, prior to a loss, to waive any and all of its rights of recovery from (the Landlord or the Tenant as the case may be).

                                  ARTICLE 11

                    Damage by Fire, Theft and Water Damage
                    --------------------------------------


11.01 -  Untenantability
------------------------

          If the Premises are made untenantable in whole or in part by fire or other casualty, the fixed monthly rent, additional rent and other charges, until repairs shall be made or the Lease terminated as hereinafter provided, shall be apportioned on a per diem basis according to the part of the Premises which is usable by Tenant. If such damage shall be so extensive that the Premises cannot be restored by Landlord within a period of nine (9) months, Landlord or Tenant shall have the right to cancel this Lease by notice to the other given at any time within thirty (30) days after the date of such damage. If a portion of the Building other than the Premises shall be so damaged that in the reasonable opinion of Landlord the Building shall be restored in such a way as to alter the Premises materially, Landlord may cancel this Lease by notice to Tenant given at any time within thirty (30) days after the date of such damage. In the event of giving effective notice pursuant to this paragraph, this Lease and the term and the estate hereby granted shall expire on the date fifteen (15) days after the giving of such notice as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Lease. If this Lease is not so terminated, Landlord will promptly (taking into account the time necessary to effectuate a satisfactory settlement with Landlord's insurance company) restore the damage insured by Landlord pursuant to Paragraph 10.02. Tenant hereby expressly waives the provisions of Section 227 of the New York Real Property Law and agrees that the foregoing provisions of this Paragraph
11.01 shall govern and control in lieu thereof.

11.02 -  Loss of Property and Water Damage
------------------------------------------

          Landlord shall not be responsible to Tenant for any loss or theft or damage of or to any property left with any employee of Landlord, however occurring. Landlord shall not be liable for any damage caused by water, rain, snow or ice, or by breakage, stoppage or leakage of water, gas, heating, air conditioning, sewer or other pipes or conduits, or arising from any other cause, in, upon, about or adjacent to the Premises, or the Building in which said Premises are located.

                                  ARTICLE 12

                                Eminent Domain
                                --------------

12.01 -  Eminent Domain
-----------------------

          (a) In the event that title to the whole or any part of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title and Landlord shall be entitled to receive the entire award for the real property. Tenant hereby assigning to Landlord Tenant's interest therein, if any, provided Tenant may make a claim for the value of its property and Tenant's expenses Incurred.

          (b) In the event that title to a part of the Building other than the Premises shall be so condemned or taken and if in the opinion of Landlord, the Building should be restored in such a way as to alter the Premises materially, Landlord may terminate this Lease and the term and estate hereby granted by notifying Tenant of such termination within sixty (60) days following the date of vesting of title, and this Lease and the term and estate hereby granted shall expire on the date specified in the notice of termination, which date shall be not less than sixty (60) days after the giving of such notice, as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Lease, and the fixed monthly rent, additional rent, and other charges hereunder shall be apportioned as if such date. In such event. Tenant shall not be entitled to any portion of Landlord's award hereunder. if any, nor shall Tenant have any claim against Landlord for the value of the unexpired portion of the term.

                                  ARTICLE 13

                       Bankruptcy and Default Provisions
                       ---------------------------------

13.01 -  Conditional Limitations
--------------------------------

          This Lease and the demised term are subject to the limitation that if, at any time prior to or during the term, any one or more of the following events (herein called an "event of default") shall occur, that is to say:

          (a) If Tenant shall make an assignment for the benefit of its creditors: or

          (b) If the leasehold estate hereby created shall be taken on execution or by other process of law; or

          (c) If any petition shall be filed against Tenant in any court, whether or not pursuant to any statute of the United States or of any State, in any bankruptcy, reorganization, composition, extension, arrangement, or insolvency proceedings, and Tenant shall thereafter be adjudicated bankrupt, or such petition shall be approved by the court, or the court shall assume jurisdiction of the subject matter and if such proceedings shall not be dismissed within thirty (30) days after the institution of the same; or if any such petition shall be so filed by the Tenant; or

          (d) If in any proceedings a receiver or trustee be appointed for Tenant's property, and such receivership or trusteeship shall not be vacated or set aside within thirty (30) days after the appointment of each receiver or trustee; or

          (e) If Tenant shall vacate or abandon the Premises and permit the same to remain unoccupied or closed for business for more than thirty (30) days; or

          (f) If Tenant shall fail to pay any installment of the fixed monthly rent or any part thereof when the same shall become due and payable, and such failure shall continue for ten (10) days after notice thereof from Landlord; or

          (g) If Tenant shall fail to pay any other charge required to be paid by Tenant hereunder, and failure shall continue for ten (10) days after notice thereof from Landlord to Tenant: or

          (h) If Tenant shall fail to perform or observe any other requirement of this Lease (not hereinbefore in this paragraph specifically referred to) on the part of Tenant to be performed or observed, and such failure shall continue for thirty (30) days after notice thereof from Landlord to Tenant, provided if not susceptible of cure, Tenant not in default if it commences cure within thirty (30) days and diligently pursues cure; then, upon the happening of any one or more of the aforementioned events of default, and the expiration of the period of time prescribed above, Landlord may give Tenant a notice (hereinafter called "notice of termination") of its intention to end the term of this Lease at the expiration of five (5) days from the date of service of such notice of termination, and at the expiration of such five (5) days, provided the default, has not been cured, this Lease and the term hereof, as well as all of the right, title and interest of Tenant hereunder, shall wholly cease and expire in the same manner and with the same force and effect as if the date of expiration of such five (5) day period were the date originally specified herein for the expiration of this Lease and the demised term, and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

13.02 - Landlord's Remedies
---------------------------

          (a) If this Lease shall be terminated as in Paragraph 13.01 provided, Landlord or Landlord's agents or employees may immediately or at any time thereafter re-enter the Premises and remove therefrom Tenant, its agents, employees, licensees, and any subtenants and other persons, firms or corporations, and all or any of its or their property therefrom either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy said Premises, together with all alterations, additions and improvements thereto.

          (b) In case of any such termination, re-entry or dispossess by summary proceedings or otherwise, the rents and all other charges required to be paid up to the time of such termination, re-entry or dispossess, shall be paid by Tenant and Tenant shall also pay to Landlord all reasonable expenses which Landlord may then or thereafter incur for legal expenses, attorneys' fees, brokerage commissions and all other costs paid or incurred by Landlord for restoring the

Premises to good order and condition and for altering and otherwise preparing the same for reletting and for reletting thereof. Landlord may, at any time and from time to time, relet the Premises, in whole or in part, for any rental then obtainable either in its own name or as agent of Tenant, for a term of terms which, at Landlord's option, may be for the remainder of the then current term of this Lease or for any longer or shorter period.

          (c) If this Lease be terminated as aforesaid, Tenant nevertheless covenants and agrees, notwithstanding any entry or reentry by Landlord whether by summary proceedings, termination, or otherwise, to pay and be liable for on the days originally fixed herein for the payment thereof, amounts equal to the several installments of fixed monthly rent, additional rent and other charges as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered as aforesaid, and whether the Premises be relet or remain vacant in whole or in part or for a period less than the remainder of the term, and for the whole thereof, but in the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent received by Landlord in reletting the Premises after deduction of all reasonable expenses and costs incurred or paid as aforesaid in reletting the Premises and in collecting the rent in connection therewith.

          (d) Tenant hereby expressly waives, so far as permitted by law, the service of any notice of intention to re-enter provided for in any statute, or of the institution of legal proceedings to that end, and Tenant, for and on behalf of itself and all persons claiming through or under Tenant also waives any and all right of redemption or re-entry or repossession under present or future laws including specifically but without limitation Section 761 of the New York Real Property Actions and Proceedings law including any amendments hereafter, or to restore the operation of this Lease. In case Tenant shall be dispossessed by a judgment or by warrant of any court or judge or in case of re-entry or repossession by Landlord or in case of any expiration or termination of this Lease, Landlord and Tenant, so far as permitted by law, waive and will waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of said Premises, or any claim or injury or damage. The terms "enter," "entry," or "re-entry" as used in this Lease are not restricted to their technical legal meaning.

          (e) No failure by Landlord to insist upon the strict performance of any covenant, agreement, term or condition of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such covenant, agreement, term and condition. No waiver of any breach shall affect or alter this Lease, but each and every covenant, agreement, term and condition of this Lease shall continue in full force and effect with respect to any other than existing or subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent or additional rent stipulated in this Lease shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed any accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy provided by this Lease.

          (f) In the event of any breach or threatened breach by Tenant of any of the covenants, agreements, terms or conditions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise.

          (g) Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.


                                   ARTICLE 14

                                Mechanic's Liens
                                ----------------

14.01 - Mechanic's Liens
------------------------

          Tenant agrees to pay when due all sums of money that may become due for, or purporting to be due for, any labor, services, materials, supplies or equipment alleged to have been furnished or to be furnished to or for Tenant in, upon or about the Premises and/or Landlord's interest therein. If any mechanic's lien shall be filed against the Premises or the Building based upon any act of tenant or anyone claiming through Tenant, Tenant, after notice thereof from Landlord (or any person in privity of estate with Landlord) forthwith shall commence such action by bonding, deposit, payment or otherwise, as will remove or satisfy such lien within fifteen (15) days. In the event tenant does not remove or satisfy said lien with said fifteen (15) day period, Landlord shall have the right to do so by posting a bond or undertaking and Tenant agrees to reimburse Landlord for any and all expenses incurred by Landlord in connection therewith within five (5) days after receipt by Tenant of Landlord's invoice therefor. These expenses include, but are not limited to filing fees, legal fees and bond premiums. However, nothing in this Article 14 shall be deemed or construed as (a) Landlord's consent to any person, firm or corporation for the performance of any work or services or the supply of any materials to the Premises, or (b) giving Tenant or any other person, firm or corporation any right to contract for or to perform or supply any work, services or materials that would permit or give rise to a lien against the Premises or the Building.

                                   ARTICLE 15

      Mortgages, Assignments, Subleases and Transfers of Tenant's Interest
      --------------------------------- ----------------------------------

15.01 - Limitation on Tenant's Rights
-------------------------------------

          Except as hereinafter otherwise provided, during the term of this Lease, in each case, without the prior written consent of Landlord first had and received, which consent shall not be unreasonably withheld or delayed, neither this Lease nor the interest of Tenant in this Lease, or in any sublease, or in any rentals under any sublease shall be sold, assigned, transferred, mortgaged, pledged, hypothecated or otherwise disposed of, whether by operation of law or otherwise, nor shall the Premises be sublet.

          It is understood and agreed between the parties that, should Tenant request Landlord's consent to a proposed assignment of this Lease or a subletting of all or any portion of the Premises, Landlord will, in addition to any other requirements which may be imposed as conditions to Landlord's consent, require that Tenant execute and deliver to Landlord an agreement whereby Tenant obligates itself, as additional rent, to pay over to Landlord fifty percent (50%) of all net rental profits, additional rent and any other consideration paid by such assignee or sublessee to Tenant, excluding any amount paid for Tenant's equipment and personal property, pursuant to such assignment or sublease which is in excess of rent and additional rent due and payable from time to time from Tenant to landlord pursuant to this Lease.

          No consent by Landlord to an assignment of this Lease and no assignment made as hereinafter permitted, shall be effective until there shall have been delivered to Landlord (a) an agreement, in recordable form, executed by Tenant and the proposed assignee, wherein and whereby such assignee assumes due performance of the obligation on Tenant's part to be performed under this Lease to the end of the term hereof, and (b) the written consent of such assignment of the holder of any fee or leasehold mortgage to which this Lease is then subject shall have been obtained and delivered to Landlord if so required by the terms of such fee or leasehold mortgage.

          In the event Tenant sublets or assigns this lease the, Tenant will be released form its obligation and the sub-tenant or assignee will assume all obligations for this lease.

          Tenant has the right to assign this lease without consent to affiliates, subsidiaries or successors, assuming the assignee has equal or greater financial strength as Tenant. Tenant must still notify Landlord of such potential assignment.

          Any assignment, mortgage, pledge, sublease or hypothecation of this Lease, or of the interest of Tenant hereunder, without full compliance with any and all requirements set forth in this Lease shall be a breach of this Lease and a default hereunder.

15.02 - Effect of Landlord's Consent
------------------------------------

          Any consent by Landlord to a sale, assignment, sublease, mortgage, pledge, hypothecation, or transfer of this Lease, shall apply only to the specific transaction thereby authorized and shall not relieve Tenant from the requirement of obtaining prior written consent of Landlord to any further sale, assignment, sublease, mortgage, pledge, hypothecation, or transfer of this Lease. In instances where the consent of Landlord is required hereunder to any proposed assignment or sublease of this Lease, or to the mortgaging, pledging or hypothecation of this Lease, contemporaneously with the request of Tenant therefore Tenant shall submit in writing information reasonably sufficient to enable Landlord to decide with respect thereto. Landlord shall reply to Tenant within ten (10) days after receipt of the request as aforementioned.

          With respect to any of the consents requested by Tenant under he provisions of this

Article 15, whether or not the Landlord shall have consented thereto, Tenant shall pay to the Landlord all reasonable counsel fees and other out-of-pocket expenses incurred by the Landlord in connection therewith.

                                   ARTICLE 16

                             Subordination of Lease
                             ----------------------

16.01 - Subordination to Mortgages and Ground Leases/Non-Disturbance
--------------------------------------------------------------------

          This Lease and all the rights of Tenant hereunder are and shall be automatically subject and subordinate to the lien of any ground or underlying leases and to any mortgage or mortgages, whether fee or leasehold mortgages, which may now or hereafter affect the Premises or the Building or the land under the Building and to all renewals, modifications, consolidations, replacements and extensions thereof, and advances thereunder. In order to confirm such subordination, Tenant shall execute and deliver such instruments as may be requested by any ground lessor or mortgagee and in the event Tenant fails to do so within ten (10) days after written demand therefor, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney-in-fact to execute same in its name and on its behalf.

          Landlord will use its best efforts to provide Tenant with a non-disturbance agreement from any existing or future lender of the building.

16.02 - Other Agreed Matters
----------------------------

          Tenant will not do, suffer or permit any act, happening or occurrence or any condition to occur or remain which may be prohibited under the terms or provisions of any ground or underlying lease or mortgage to which this Lese is subject or which will create a default thereunder except that Tenant shall not be obligated to pay the principal indebtedness or any installment thereof or interest thereon. Landlord represents that Tenant's use hereunder is not prohibited.

          So long as any such mortgage or lese shall remain a lien on the Premises, Tenant agrees simultaneously with the giving of any notice of default to Landlord which is required to be given by this Lease to give a duplicate copy thereof to any mortgagee or ground lessor, notice of whose name and address have been given to Tenant. Further, Tenant agrees that if Landlord defaults in the performing of any of its covenants under this Lease and if such default allows Tenant to cancel or surrender said Lease, the mortgagee or ground lessor may cure said default with the same effect as if cured by Landlord, and if necessary, enter upon the Premises for the purpose of curing any such default, provided that the mortgagee or ground lessor must cure the default within the time which Landlord is obligated to cure such default in the Lease. The giving of any such notice to Landlord shall not be properly given under the terms of this Lease and shall not be of any force and effect until a duplicate copy thereof shall also have been given to the mortgagee or ground lessor pursuant to this paragraph.

                                   ARTICLE 17
                               Entry to Premises
                               -----------------

17.01 - Entry to Premises by Landlord
-------------------------------------

          Provided that at all times Landlord will minimize the interference with Tenant's business, Landlord shall have the right to enter the Premises at all reasonable times for the purpose of:

          (a)  Inspecting the same, and

          (b) making any repairs to the Premises and performing any work therein that may be necessary by reason of Tenant's default under the terms of this Lease continuing beyond the applicable periods of grace,

          (c) exhibiting the Premises for the purpose of sale, ground lease or mortgage, and

          (d) exhibiting the Premises to prospective tenants within six (6) months prior to the expiration of the term hereof.

                                   ARTICLE 18

                            Notices and Certificates
                            ------------------------

18.01 - Notices
---------------

          Any notice, statement, certificate, request or demand required or permitted to be given in this Lease shall be in writing sent by recognized overnight courier service providing for a receipt upon delivery, or by registered or certified mail, postage prepaid, return receipt requested, addressed, as the case may be, to Landlord at the mailing address shown at the beginning of this Lease, and to Tenant at the address shown at the beginning of this Lease or to such other addresses as Landlord or Tenant shall designate in the manner herein provided. Such notice, statement, certificate, request or demand shall be deemed to have been given one business day after the date deposited with such courier or three business days after being mailed as aforesaid in any post office or branch post office regularly maintained by the United States Government, except for notice of change of address or revocation of a prior notice, which shall only be effective upon receipt.

          At any time or times when Tenant's interest herein shall be vested in more than one person, firm or corporation, jointly in common or in severally, a notice given by Landlord to any one such person, firm or corporation shall be conclusively deemed to have been given to all such persons, firms or corporations. Any notice by Tenant pursuant to the provisions hereof shall be void and ineffective unless signed by all such persons, firms and corporations, unless all such persons, firms and corporations shall have previously given notice to Landlord, signed by each of them designating and authorizing one or more of them to give the notice referred to, and such notice shall then be unrevoked by any notice to Landlord.

          Notices must be mailed to the following addresses and shall only be sent to another address if requested in writing by party changing address:

                         TENANT:         Community Networks, Inc.
                                         Attn:   Scott Matukas
                                         45-18 Court Square
                                         Long Island City,  NY  11101

                         LANDLORD:       224 Harrison Street Associates
                                         Attn:   John Funiciello
                                         4 Clinton Square
                                         Syracuse, NY   13202

18.02 - Certificate by Tenant
-----------------------------

          Within fifteen (15) days after request by Landlord, Tenant from time to time and without charge shall deliver to Landlord or to a person, firm or corporation, specified by Landlord, a duly executed and acknowledged instrument certifying:

          (a) that this Lease is unmodified and in full force and effect, or if there has been any modification, that the Lease is in full force and effect, as modified, and identifying the date of any such modification; and

          (b) whether Tenant knows or does not know, as the case may be, of any default by Landlord in the performance by Landlord of the terms, covenants, and conditions of this Lease, and specifying the nature of such defaults, if any; and

          (c) whether or not there are any then existing set-offs or defenses by Tenant to the enforcement by Landlord of the terms, covenants and conditions of this Lease and any modification thereof, and if so, specifying them; and

          (d) the date to which the fixed monthly rent has been paid.


                                   ARTICLE 19

                          Covenant of Quiet Enjoyment
                          ---------------------------

19.01 - Covenant of Quiet Enjoyment
-----------------------------------

          Tenant, subject to the terms and provisions of this Lease, on payment of the rent and observing, keeping and performing all the terms and provisions of this Lease on its part to be observed, kept and performed shall lawfully, peaceably and quietly have, hold and enjoy the Premises during the term hereof on and after the Term Commencement Date without hindrance or ejection by Landlord and any persons lawfully claiming under Landlord, subject nevertheless to terms and conditions of this Lease and to any ground or underlying lease and/or mortgage(s); but it is understood and agreed that this covenant, and any and all covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of Landlord's interest hereunder.

                                   ARTICLE 20

                                    Services
                                    --------

20.01 - Services
----------------

          During the term of this Lease, while Tenant is not in default hereunder beyond the applicable notice and cure period hereunder, Landlord shall furnish to the Premises electricity, lighting, heating, ventilating, air conditioning, elevator service, and water to the plumbing fixtures, if any, on Monday through Friday from 8:00 A.M. to 6:00 P.M. and on Saturday from 9:00 A.M. to 1:00 P.M., principal legal holidays excepted. The following temperature ranges shall be maintained during the term of this lease: from 73 degrees to 75 degrees when outside temperatures are 80 degrees or higher, and settings shall range from 70 degrees to 73 degrees when outside temperatures are 32 degrees or lower. Use of these services by Tenant outside these days and hours could result in an additional charge to Tenant which shall be paid by Tenant to Landlord, as additional rent, within fifteen (15) days following the receipt of an invoice. Landlord shall also furnish janitorial service consisting of cleaning floors and removing waste paper each business day. Tenant shall have twenty-four (24) hour per day, seven (7) day per week access to the building and tenant premises.

20.02 - Interruption of Service
-------------------------------

          No diminution or abatement of rent or other compensation shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the Building or its appurtenances. There shall be no diminution or abatement of rent or any other compensation for interruption or curtailment of any service or utility herein expressly or impliedly agreed to be furnished by Landlord when such interruption or curtailment shall be due to accident, alterations, repairs desirable or necessary, or to inability or difficulty in securing supplies or labor, or to some other cause not gross negligence on the part of Landlord. No such interruption or curtailment shall be deemed a constructive eviction. Tenant agrees that Landlord shall not be responsible for interruption of utility service caused by any utility company or governmental regulatory agency.


                                   ARTICLE 21

                      Certain Rights Reserved to Landlord
                      -----------------------------------

21.01 - Certain Rights Reserved to Landlord
-------------------------------------------

          Landlord reserves the following rights:

          (a) To name the Building and to change the name or street address of the Building;

          (b) To install and maintain a sign or signs on the exterior or interior of the Building;

          (c) To designate all sources furnishing sign painting, and lettering, ice, drinking water, towels, toilet supplies, shoe shining, vending machines, mobile vending service, catering, and like services used on the Premises;

          (d) During the last ninety (90) days of the term, if during or prior to that time Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy, including the placing of a notice of reasonable size on or in the Premises offering said Premises "For Rent" or "For Lease", all without affecting Tenant's obligation to pay rental for the Premises;

          (e)  To constantly have pass keys to the Premises;

          (f) At any time in the event of an emergency, or otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or the Landlord's interests, or as may be necessary or desirable in the operations or improvement of the Building or in order to comply with all laws, orders and requirements of governmental or other authority; and

          (g) At any reasonable time and from time to time throughout the term of the Lease show the Premises to persons wishing to purchase the Building.

          Nothing in this Lease shall imply any duty on the part of the Landlord to do work which, under any of the provisions of this Lease Tenant may be required to perform, and the performance thereof by Landlord shall not constitute a constructive eviction nor a waiver of Tenant's default in failing to so perform. In the event Landlord performs or causes any such work to be performed, Tenant shall pay the cost thereof to landlord forthwith as additional rent upon receipt of Landlord's invoice therefor. No exercise by Landlord of any rights provided in this paragraph 21.01 or elsewhere in this Lease shall entitle Tenant to any damages for inconvenience, disturbance, loss of business or other damage to Tenant occasioned thereby nor to any abatement of rent or additional rent.


                                   ARTICLE 22

                            Miscellaneous Provisions
                            ------------------------

22.01 - Holdover
----------------

          Should Tenant continue to occupy the Premises after the expiration of the term hereof or after a forfeiture incurred, whether with or against the consent of Landlord, such tenancy shall be from month-to-month, and such month-to-month tenancy shall be under all the terms, covenants and conditions of this Lease, and at double the rent reserved herein. However, if Tenant notifies Landlord in writing upon three months prior notice, Tenant may holdover for three months at the Tenant's then escalated rent. Tenant shall pay 125% of their then escalated rent thereafter.

22.02 - Limitation on Personal Liability
----------------------------------------

          (a) It is understood and agreed that Tenant shall look solely to the estate and property of Landlord in the Building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Landlord and any other obligation of Landlord created by or under this Lease and no other property or assets of Landlord or of its partners, beneficiaries, co-tenants, shareholders, or principals (as the case may be) shall be subject to levy, execution or other enforcement procedures.

          (b) The term "Landlord," as used in subparagraph 22.02(a) above and throughout this Lease, so far as covenants and agreements on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Building and Lease. Further, in the event of any transfer or transfers of the title to the said Lease and/or the Building, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor), including each of its partners, beneficiaries, co-tenants, shareholders, or principals (as the case may be), shall be automatically freed and relieved from and after the date of such transfer and conveyance of all liability as respects the performance of any covenants and agreements on the part of Landlord. Landlord or the grantor shall turn over to the grantee all monies and security, if any, then held by Landlord or such grantor on behalf of Tenant and shall assign to such grantee all right, title and interest of Landlord or such grantor thereto, it being intended that the covenants and agreements contained in this Lease on the part of Landlord to be performed shall, subject as aforesaid, be binding on Landlord, its successors and assigns.

22.03 - No Representation by Landlord
-------------------------------------

          Landlord or Landlord's agents have made no representations or promises with respect to the Building, the land upon which the Building is erected or the Premises except as herein expressly set forth in the provisions of this Lease.

22.04 - Lease Binding
---------------------

          All covenants in this Lease which are binding upon Tenant shall be construed to be equally applicable to and binding upon Tenant's agents, employees and others claiming the right to be in the Premises or in the Building through or under Tenant.

          If more than one individual, firm or corporation shall join as Tenant, the singular context shall be construed to be plural wherever necessary and the covenants of Tenant shall be the joint and several obligations of each party signing as Tenant, and, when the parties signing as Tenant are partners, shall be the joint and several obligations of the firm and of the individual members thereof.

22.05 - Vaults, Vault Space, Etc.
---------------------------------

          No vaults, vault space or space not within the property line of the Building is leased hereunder, anything contained in or indicated on any sketch, blueprint or plan, or anything contained elsewhere in this Lease to the contrary notwithstanding. Landlord makes no representations as to the location of the property line of the Building. All vaults and vault space and all space not within the property line of the Building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space be diminished or required by any Federal, State, Municipal Authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any fee or charge of municipal authorities for such vault shall be paid by Tenant.

22.06 - Failure to Give Possession
----------------------------------

          If Landlord shall not be able to turn space over substantially completed to Tenant by October 1, 1999, then for each day of delay of substantial completion Tenant shall receive three (3) additional days of rent abatement.

22.07 - Force Majeure
---------------------

          The period of time during which either party is prevented or delayed, in the performance or the making of any improvements or repairs or fulfilling any obligation other than the payment of fixed monthly rent or additional rent required under this Lease due to unavoidable delays caused by fire, catastrophe, strikes or labor trouble, civil commotion, Acts of God or the public enemy, governmental prohibitions or regulation or inability to obtain materials by reason thereof, or other causes beyond such party's reasonable control, shall be added to such party's time for performance thereof, and such party shall have no liability by reason thereof.

22.08 - Attornment by Tenant
----------------------------

          If at any time during the term of this Lease Landlord hereunder shall be the holder of a leasehold estate covering premises which include the Premises and if such leasehold estate shall be canceled or otherwise terminated prior to the expiration date thereof and prior to the expiration of the term of this Lease or in the event of the surrender thereof whether voluntary, involuntary or by operation of law, Tenant shall make full and complete attornment to the lessor of such leasehold estate for the balance of the term of this Lease upon the same covenants and conditions as are contained herein so as to establish direct privity between such lessor and Tenant and with the same force and effect as though this Lease was made directly from such lessor to the Tenant. Tenant shall make all rent payments thereafter directly to such lessor. In the event any proceedings are brought for the foreclosure of, or in the event of conveyance by deed in lieu of foreclosure of, or in the event of exercises of the power of sale under any mortgage or deed of trust made by Landlord covering the leases Premises, or in the event Landlord sells, conveys or otherwise transfers its interest in the Building or any portion thereof containing the leased Premises, Tenant shall attorn to and hereby covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to such successor in interest and recognizes such successor as the Landlord under this Lease.

22.09 - Landlord May Pay Tenant's Obligations
---------------------------------------------

          All costs and expenses which Tenant assumes or agrees to pay under the provisions of this Lease shall at Landlord's election be treated as additional rent, and in the event of nonpayment, Landlord shall have all the rights and remedies herein provided for in case of nonpayment of rent or of a breach of covenant. If Tenant shall default, beyond the applicable notice and cure period, in making any payment required to be made by Tenant (other than the payment of rent as provided by Article 3 above) or shall default in performing any term, covenant or condition of this Lease on the part of Tenant to be performed which shall involve the expenditure of money by Tenant, Landlord at Landlord's option may, but shall not be obligated to, make such payment or, on behalf of Tenant, expend such sum as may be necessary to perform and fulfill such term, covenant or condition, and any and all sums so expended by Landlord, with interest thereon at the rate of one and one-half percent (1-1/2%) per month from the date of such expenditure, shall be and be deemed to be additional rent, in addition to the rent provided in Article 3 and shall be repaid by Tenant to Landlord on demand, but no such payment or expenditures by Landlord shall be deemed a waiver of Tenant's default nor shall it affect any other remedy for Landlord by reason of such default.

22.10 - Effect of Captions
--------------------------

          The captions or legends on this Lease are inserted only for convenient reference or identification of the particular paragraphs. They are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Lease, or any paragraph or provision thereof.

22.11 - Tenant Authorized to Do Business in New York
----------------------------------------------------

          Tenant represents and covenants that it is and throughout the term of this Lease shall be authorized to do business in the State of New York.

22.12 - Execution in Counterparts
---------------------------------

          This Lease may be executed in one or more counterparts, any one or all of which shall constitute but one agreement.

22.13 - Memorandum of Lease
---------------------------

          Tenant agrees, if requested by Landlord, to execute a Memorandum of Lease in recordable form pursuant to Section 291-c of the Real Property Law of the State of New York.

22.14 - Law Governing, Effect and Gender
----------------------------------------

          This Lease shall be construed in accordance with the laws of the State of New York and shall be binding upon the parties hereto and their respective legal representatives, successors and assigns except as expressly provided otherwise. Use of the neuter gender shall be deemed to include the masculine or feminine, as the sense requires. Any reference to successors and assigns of Tenant is not intended to constitute a consent to any assignment by Tenant but has reference only to those instances in which Landlord may later give consent to a particular assignment as required by the provisions of Article 15 hereof.

22.15 - Amendments
------------------

          The parties hereto mutually agree that so long as a mortgage or any extension thereof shall be a lien upon the Premises, they will not reduce the rents from that provided for in this Lease, provide for payments of rents prior to the time herein provided for, nor terminate said Lease, except as set forth herein, prior to the end of the term, except as otherwise provided in this Lease, without first obtaining the consent of the mortgagee in writing, and that any such proposed modification or termination without said mortgagee's consent shall be void as against said mortgagee.

22.16 - Complete Agreement
--------------------------

          This Lease contains and embraces the entire Agreement between the parties hereto and it or any part of it may not be changed, altered, modified, limited, terminated, or extended orally or by any agreement between the parties unless such agreement be expressed in writing, signed and acknowledged by the parties hereto, their legal representative, successors or assigns, except as may be expressly otherwise provided herein.

22.17 - Invalidity of Particular Provisions
-------------------------------------------

          If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

22.18 - Execution of Lease by Landlord
--------------------------------------

          The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises and this document becomes effective and binding only upon the execution and delivery hereof by Landlord and by Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by agreement in writing between Landlord and Tenant, and no act or omission of any employee or other agent of Landlord shall alter, change or modify any of the provisions hereof.

22.19 - Relationship of the Parties
-----------------------------------

          Nothing contained herein shall be deemed or construed by the parties hereto nor by any third party as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent nor any other provision herein contained, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than Landlord and Tenant.

22.20 - Renewal Option
----------------------

          Tenant shall have two (2) consecutive five (5) year lease renewal options for up to 100% of Tenant's space then under lease at the lesser of 90% of fair market or the then escalated rate. At the exercise of each option, the space will be repainted and recarpeted at Landlord's expense. Replacement costs including Landlord concessions and marketing time will be utilized to determine fair market rent in each renewal period.

22.21 - Existing Tenant Obligation
----------------------------------

          Landlord shall assume Community Network's, Inc. current lease obligations at 205 South Salina Street, Syracuse, NY from the time of rent commencement at 224 Harrison Street. Community Networks current lease at 205 S. Salina Street expires 12/31/00. In the event Community Networks, Inc. Is released from any or all of its rent obligation at 205 S. Salina Street prior to lease expiration, then Landlord will cover only whatever obligation is left, if any.

22.22 - Exterior Building Signage
---------------------------------

          Landlord will agree to work with Tenant, and Tenant at Tenant's sole cost and expense will be allowed to install a sign on the building. Location, size, style, and design must all be approved by Landlord, which approval shall not be unreasonably withheld or delayed.

22.23 - Right of First Refusal
------------------------------

          Tenant shall have an ongoing Right of First Refusal on adjacent vacant space in the building. Should Tenant exercise a refusal right, the rental rate shall be at the same terms and conditions of the other offer.

22.24 - Additional Tenant Improvements
--------------------------------------

          Tenant, at Tenant's option, shall have the right to amortize up to an additional $10.00 per rentable square feet over the entire lease term at an interest rate of nine percent (9%). This allowance may be applied towards any hard or soft, construction or moving-related costs, included but not limited to construction furniture, telecommunications, professional fees or moving expenses.


22.25 - Brokerage
-----------------

          Landlord and Tenant represent that Equis of N.Y. is the sole brokerage company related to this lease agreement and Landlord will pay Equis of N.Y. a real estate commission per a separate agreement between Equis of N.Y. and Landlord.

22.26 - Other Provisions
------------------------

          Landlord will use its best efforts to provide Tenant with a nondisturbance agreement from the lendor of the building.

          Landlord shall provide a pad space outside the building approximately 10 feet by 10 feet for tenant's gas emergency generator and day tank.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                    LANDLORD:
                                    --------

                                    224 Harrison Associates, LLC


Date:   /s/                         By: /s/
       -----------------------         --------------------------------
                                           General Partner

Date:    6/25/99                    By: /s/
       -----------------------         --------------------------------
                                           General Partner


                                    TENANT:
                                    ------

                                    Community Networks, Inc.


Date:    6/16/99                    By: /s/ Scott Matukas- V P Admin.
       -------------------------       --------------------------------

Date:    6/16/99                    By: /s/
       --------------------------      --------------------------------

STATE OF NEW YORK    )
                         ss.:
COUNTY OF ONONDAGA   )

          On this 25th day of June, 1999, before me personally came Anthony Fiorito, to me personally known, who, being by me duly sworn, did depose and say that he resides in Liverpool, New York; that he is a Partner of 224 Harrison Associates, LLC, that he is known to me to be one of the partners of the Partnership that executed the within instrument; and he acknowledged to me that he executed the same on behalf of and in the name of such Partnership as Landlord.

                                            /s/     Kristen Exner
                                          -------------------------------------
                                                    Notary Public

STATE OF NEW YORK    )
                         ss.:
COUNTY OF QUEENS     )

          On this 16th day of June, 1999, before me personally came Scott M. Matukas, to me personally known, who, being by me duly sown, did depose and say that he resides at 17 Laurelton Road, Mt. Kisco, New York; and who acknowledges that he executed the within instrument as Tenant.

                                            /s/     Racquel A. Brown
                                          --------------------------------------
                                                    Notary Public
                                                    State of New York
                                                    Raquel A. Brown
                                                    ID# 01BR6019598
                                                    Exp. Feb. 08, 2001

STATE OF NEW YORK    )
                         ss.:
COUNTY OF            )

          On this ___ day of ____________, 199__, before me personally came __________________________, to me personally known, who, being by me duly sworn, did depose and say that he resides in ______________________; that he is the _____________________ of _____________________________________, the corporation described in, and which executed the within instrument; that he signed his name thereto by order of the Board of Directors of said corporation.

                                                 -------------------------------
                                                       Notary Public

                                                                     EXHIBIT "A"

                                                                   FLOOR PLAN(S)
                                                                   -------------
OUTLINING PREMISES
------------------

                                                                     EXHIBIT "C"

                                                                 LANDLORD'S WORK
                                                                 ---------------

Landlord will provide Tenant with a twenty-five dollar ($25.00/sq.ft.) per square foot buildout allowance for the demised space.

In addition to the $25.00/ sq.ft. allowance, Landlord shall do the following work as Base Building Work:

                         . Deliver the premises demised and secure in broom
                           clean condition and ready for new tenant construction.
                         . Comply with ADA and local building life safety codes
                           throughout the lease term.
                         . Provide pad space (10 x 10) for tenant's gas
                           emergency generator and access to same from
                           designated platform, size of pad space may vary.
                         . Provide access way for an electrical conduit from
                           generator to Tenant's ATC switch located at the
                           Tenants service breaker as designated by the Landlord.
                         . Provide the right and access to install horizontal
                           and vertical conduit for fiber optics and for MCM Ground, subject to Landlord's approval, which shall not be unreasonably withheld.
                         . Provide freight elevator access capable of handcling
                           Tenant's switch and battery items. If freight elevator and area is not capable of this requirement then Landlord will be responsible for renting a crane and booming the equipment into the demised premises. Tenant and Landlord shall agree on rating certification of crane.
                         . Provide a minimum of 125 lbs. per square foot floor
                           loading to the demised premises.
                         . From existing building electric service Landlord will
                           provide Tenant with 800 amp service.

Tenant and Landlord agree that Landlord will upgrade electric capacity by 1200 amps. This cost shall be divided accordingly, 2/3 of the cost to Tenant and 1/3 of the cost to Landlord. Landlord's cost is not part of the Base Building Work.

In conjunction with Landlord's work to be done by July 15, 1999, Landlord will upgrade the fourth floor loading, beyond the 126 lbs. per square foot, in designated areas. This cost shall not be part of Landlord's Base Building Work. A floor plan is to be provided by Tenant as to the layout of the switch room.

                                                                     EXHIBIT "D"

                                                               TENANT'S WORK and
                                                 TENANT'S INSURANCE REQUIREMENTS
                                                 -------------------------------

                                 TENANT'S WORK
                                 -------------

          Tenant to take the space in as is condition accept for the Base Building items listed in Landlord's work in Exhibit "C". Tenant will be responsible for all construction on the demised premises and will use the landlord's buildout allowance to do the same. Any cost above and beyond the landlord's buildout allowance will be at the cost of the tenant.

          In fulfillment of its obligation pursuant to paragraph 4.03 of this Lease, Tenant shall carry, at its own expense, and shall name Landlord as additional insured upon the following insurance coverages in the following amounts:

          (a) Comprehensive General Liability including completed operations, explosions, collapse and underground operations, if any; broad form property damage including completed operations, protective liability, contractual liability and indemnity:

               $1,000,000 - Each Occurrence

          (b) Personal Injury (with employment exclusion deleted and contractual exclusion deleted):

               $1,000,000 - Occurrence and Aggregate

          (c)  Auto Liability (including non-owned and hired vehicles):

               $250,000/$500,000 - Bodily Injury
               $250,000 - Property Damage

          (d) Statutory Worker's Compensation, Employers' Liability and Disability Benefits:

               Unlimited

          (e) Excess Liability, Umbrella Form: $1,000,000 and any other special insurance as required by Landlord so as to fully protect Landlord against loss or damage throughout the period during which the Tenant's Work is being performed.

          All of such insurance shall be written by a casualty insurance company authorized under the laws of New York State, and satisfactory to the Landlord. Tenant shall furnish Landlord, prior to commencement of Tenant's Work, certificates and certified copies of such policies showing that the said insurance will not be canceled or changed until after at least thirty (30) days written notice to Landlord. In the event of the failure of Tenant to furnish and maintain such insurance, Landlord shall have the right to procure and maintain the said insurance for and in the name of the

Tenant, and Tenant agrees to pay the cost thereof and to furnish all necessary information to permit Landlord to procure and maintain such insurance for the account of the Tenant. The cost of such policies shall be paid by Tenant to Landlord as additional rent upon demand, plus 19% as an administrative charge. Compliance by Tenant with the foregoing requirements to carry insurance and furnish certificates shall not relieve Tenant from liability under any provisions of this Lease.

                                                                       EXHIBIT E

                             RULES AND REGULATIONS
                             ---------------------

          (a) Tenant shall not exhibit, sell or offer for sale on the Premise or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by the Tenant without the advance consent of Landlord, nor shall Tenant install or permit to be installed any vending machines in the Premises, other than those vending machines used solely by employees, customers, or visitors.

          (b) Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or which directly or indirectly may be dangerous to life, limb, or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operation, or which will suffer or permit the Premises or any part thereof to be used in any manner including storage therein which, in the judgment of Landlord, shall in any way impair the character, reputation or appearance of the Building as a high quality office building, or which will impair or interfere with or tend to impair or interfere with any of the services performed by Landlord for the Building.

          (c) Tenant shall not display, inscribe, print, paint, maintain or affix on any place in or about the Building any sign, notice, legend, direction, figure or advertisement, without consent of Landlord, which consent shall not be unreasonably withheld. The listing of any name other than that of Tenant, whether at the doors of the Premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises or be deemed to be the written consent of Landlord mentioned in Article 12, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant. Tenant will be allowed to place a sign on the outside sign directly below Eve's Cafe sign. Landlord must approve of the size and color. Approval by Landlord not to be unreasonably withheld.

          (d) Tenant shall not advertise the business, profession or activities of Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building for any purpose other than that of the business address of Tenant, and shall never use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence without the Landlord's consent.

          (e) No additional locks or similar devices shall be attached to any door or window other than those provided in Exhibit A, attached hereto, without Landlord's written consent. No keys for any door other than those provided by the Landlord shall be made. If more than one key per employee for one lock is desired, Landlord will provide the same upon payment by Tenant. All keys must be returned to Landlord at the expiration or termination of this Lease.

          (f) All persons entering or leaving the Building between the hours of 6 p.m. and 8 a.m., Monday through Friday, or any time on Saturdays, Sundays or holidays, may be required to do so under such regulations as Landlord may impose. Landlord may exclude or expel any peddler, unless specifically otherwise provided in the lease.

          (g) Tenant shall not overload any floor. Landlord may direct the time and manner of delivery, routing and removal of all items that are delivered to the Building for the Tenant's use and may specify the location of safes and other heavy articles. Fire proof files are located on Exhibit A, attached hereto.

          (h) Unless Landlord gives advance written notice, Tenant shall not install or operate any steam or internal combustion engine, machinery, refrigerating or heating device or air-conditioning apparatus in or about the Premises, or carry on any mechanical business herein, or use the Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein or use any illumination other than electric light, or use or permit to be brought into the building any flammable fluids such as gasoline, kerosene, naphtha, bonzing and solvents, or any explosives, radioactive materials or other articles deemed extra-hazardous to life, limb or property except in a manner which would violate any ordinance or regulation or any condition imposed by the standard fire insurance policy issued for office buildings in the municipality where the Building is located, or do or permit anything to be done, or keep or permit anything to be kept, in the Premises, which would increase the fire or other casualty insurance rate on the Building or the property therein, or which would result in insurance companies of good standing refusing to insure the Building or any such property in amounts reasonably satisfactory to Landlord. Tenant shall not use the Premises for any illegal or immortal purpose. Tenant is allowed to have a microwave, soda machine, refrigerator, dishwasher and coffee pot in office space for it's sole use.

          (i) Tenant shall cooperate fully Landlord to assure the effective operation of the Building's air-conditioning system, including the closing of blinds and drapes, and if windows are operable to keep them closed when the air-conditioning system is in use. Landlord shall provide heating and air conditioning according to the standard Ashrae conditions except in the two designated areas as noted on Exhibit D which need additional cooling.

          (j) Tenant shall not contract for any work or service which might involve the employment of labor unreasonably incompatible with the Building employees or employees of contractor doing work or performing services by and on behalf of Landlord, during the times when the Landlord is doing work.

          (k) The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from its Premises. The halls, passages, exits, entrances, elevators, stairways and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No tenant and no employees or invites of any tenant shall go upon the roof or into the mechanical rooms of the Building.

          (l) Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason or noise, odors and/or vibrations, or interfere in any way with other tenants or those having business herein, nor shall any animals or birds be brought in or kept in or about the Premises of the Building.

          (m) With respect to the Premises Tenant shall see that the doors and windows, if operable, are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off so as to prevent waste or damage, exception being that certain computers be left on 24 hours per day 7 days per week due to the nature of Tenant's business. The building hours are from 7 a.m. to 6 p.m. Monday thru Friday. After these hours Tenant will have access into the building with a "card-key" system.

          (n) There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or its Manager may reasonably determine from time to time. The Landlord reserves the right to exclude from the Building all freight which violates any of the Rules and Regulations of the Lease of which those Rules and Regulations are a part.

          (o) Tenant shall have the non-exclusive right in common with others to whom Landlord has or may hereafter grant rights, to use the Building Common Areas and the Outside Common Areas as designated from time to time by Landlord, subject to such reasonable regulations as Landlord may impose. All parking areas in or about (per Exhibit C) the building provided by Landlord shall be subject to the exclusive control and management of the Landlord, unless specifically otherwise provided in the lease. Landlord shall have the right to reasonably designate, from time to time, specific areas in which cars owned or used by Tenant, its permitted officers, partners, employees, clients, visitors and agents must be parked. If Landlord shall designate such specific parking areas and if any car of Tenant or its permitted officers, partners, employees or agents of Tenant is parked in any other portion of the parking area, then Tenant shall pay to Landlord after being warned by Landlord in writing one prior time, upon demand, the sum of Ten Dollars ($10.00) for each such car for each day, or part thereof, such car is so parked, and Tenant hereby authorizes Landlord to tow or cause any such car to be towed to the then designated parking area and agrees to reimburse Landlord for the cost thereof, upon demand, and to otherwise indemnify and hold Landlord harmless with respect thereto. Tenant agrees to abide by such regulations and to use its best efforts to cause its permitted partners, officers, employees, agents, customers and visitors to conform thereto. Landlord may at any time close temporarily any Building or Outside Common Area to make repairs or changes, to prevent the acquisition of public rights therein, or to discourage unauthorized parking, and may do such other acts in and to such Common Areas as in its judgment may be desirable to improve the convenience thereof. Landlord will use its best effort to work after regular business hours and sincerely attempt to not interfere with Tenant's business. Landlord must notify Tenant well in advance of any work that needs to be done.

Tenant shall upon request furnish Landlord the license numbers and descriptions of the cars operated by Tenant and its permitted partners, officers, agents and employees. Tenant shall not at any time interfere with the rights of Landlord and other tenants, its and their permitted officers, employees, agents, customers, and visitors to use any part of the parking areas and other Common Areas. Landlord may establish a system or systems of validation or other type of operation, including without limitation a system of charges against nonvalidated parking checks of users, charges based on impositions or taxes levied or assessed by law or any governmental authority on the parking facilities within the Common Areas, charges for parking if such parking facilities are used by law or governmental authority in determining parking charges or taxes levied against Landlord, and charges favoring carpooling if such charges are required by law or governmental authority.

                                                                 2ND EXHIBIT "C"

                                                                 LANDLORD'S WORK
                                                                 ---------------

          Landlord will provide Tenant with a twenty-five dollar ($25.00/sq. ft.) per square foot buildout allowance for the demised space.

          In addition to the $25.00/sq. ft. allowance, Landlord shall do the following work as Base Building Work:

               . Deliver the premises in broom clean condition and ready for new tenant construction.

               . Comply with ADA and local building life safety codes throughout the lease term.

               . Provide pad space (10 x 10) for tenant's gas emergency generator and access to same from designated platform, size of Pad space may vary.

               . Provide access way for an electrical conduit from generator to Tenant's ATC switch located at the Tenants service breaker as designated by the Landlord.

               . Provide the right and access to install horizontal and vertical conduit for fiber optics and for MCM Ground, subject to Landlord's approval, which shall not be unreasonably withheld.

               . Provide freight elevator access capable of handling Tenant's switch and battery items. If freight elevator and area is not capable of this requirement then Landlord will be responsible for renting a crane and booming the equipment into the demised premises. Tenant and Landlord shall agree on rating certification of crane.

               . Provide a minimum of 125 lbs. Per square foot floor loading to the demised premises.

               . Provide a To Be Determined amount of dedicated electrical service to Tenant for Tenant's use.

          In conjunction with Landlord's work to be done by July 15, 1999, Landlord will upgrade the fourth floor loading, beyond the 125 lbs. Per square foot, in designated areas. This cost shall not be part of Landlord's Base Building Work. A floor plan is to be provided by Tenant as to the layout of the switch room.

                                                                 2ND EXHIBIT "D"

                                                 TENANT'S WORK and
                                                 TENANT'S INSURANCE REQUIREMENTS
                                                 -------------------------------


                                 TENANT'S WORK
                                 -------------

          Tenant to take the space in as is condition except for the Base Building items listed in Landlord's work in Exhibit "C". Tenant will be responsible for all construction on the demised premises and will use the landlord's buildout allowance to do the same. Any cost above and beyond the landlord's buildout allowance will be at the cost of the tenant.

          In fulfillment of its obligation pursuant to paragraph 4.03 of this Lease, Tenant shall carry, at its own expense, and shall name Landlord as additional insured upon the following insurance coverages in the following amounts:

          (a) Comprehensive General Liability including completed operations, explosions, collapse and underground operations, if any; broad form property damage including completed operations, protective liability, contractual liability and indemnity:

              $1,000,000 - Each Occurrence

          (b) Personal Injury (with employment exclusion deleted and contractual exclusion deleted):

              $1,000,000 - Occurrence and Aggregate

          (c) Auto Liability (including non-owned and hired vehicles):

              $250,000/$500,000 - Bodily Injury
              $250,000 - Property Damage

          (d) Statutory Worker's Compensation, Employers' Liability and Disability Benefits:

              Unlimited

          (e) Excess Liability, Umbrella Form: $1,000,000 and any other special insurance as required by Landlord so as to fully protect Landlord against loss or damage throughout the period during which the Tenant's Work is being performed.

                                                                     EXHIBIT "F"

                               GUARANTY OF LEASE

          The  undersigned Coaxicom, Inc.,____________________________________
______________________________________________________________________________
a corporation organized and existing under the laws of the State of Delaware with principal office or residence at: 45-18 Court Square, Suite 403, Long Island City (Queens), New York 11101, Attention: Scott M. Matukas hereinafter with its or his successors, assigns and legal representatives called the "Guarantor", in consideration of the execution and delivery of the annexed and foregoing Lease bearing date of June 17, 1999, a New York partnership, having its office at ________________________________________________________________
_________________________________ (hereinafter referred to as "Landlord") has leased to: ___________________________________________________________________
           (Name of Tenant)

           ___________________________________________________________________
           (Street Address)

           ___________________________________________________________________

(hereinafter and in said Lease called "Tenant") certain premises in the Building known as The Syracuse Building (224 Harrison St.) as more fully described in said Lease, and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, does hereby guarantee to Landlord the full, prompt and punctual performance by Tenant of all of Tenant's agreements, covenants and obligations under, and for the initial and any renewal term of, said Lease, including the payment of all amounts that may be or become payable by Tenant to or for the benefit of Landlord under said Lease.

          Guarantor has been advised that Landlord requires, as a condition to its execution of said Lease, that the undersigned guarantee the full, prompt and punctual performance of Tenant's obligations under the Lease and Guarantor is desirous that Landlord enter into said Lease with Tenant.

          Guarantor hereby agrees with landlord that this Guaranty is unconditional and irrevocable. Guarantor hereby consents to the jurisdiction of the courts of the State of New York with venue located in Onondaga County and hereby waives (a) notice of the acceptance or this Guaranty by Landlord; (b) notice of default, demand or of non-payment of rent or any other monetary obligation; (c) the right to require Landlord first to proceed against Tenant prior to proceeding against Guarantor for enforcement of its or his obligation under this Guaranty; (d) notice of any amendment or modification of the said Lease or any of the provisions contained therein; (e) the benefit of any statute of limitations affecting Guarantor's liability under this Guaranty, and (f) the right to trial by jury in any action or proceeding that may be instituted by Landlord against Guarantor hereunder.

          Guarantor further agrees that: (i) the validity of this Guaranty and its or his obligations hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the terms of said Lease; (ii) Guarantor's obligation hereunder, if there is more than one guarantor of Tenant's obligations under the Lease, is joint and several with any other guarantor(s) and shall not be discharged, either fully or partially, by any waiver, compromise, settlement, release or termination of any other guarantor's obligations; and (iii) Guarantor will pay Landlord all of Landlord's costs and expenses including, but not limited to, attorneys' fees incurred in the enforcement of this Guaranty.

          If the Lease is modified (including any assignment or sublet thereof) in any respect by agreement between Landlord and Tenant, the obligations of Guarantor hereunder shall continue to extend and apply with respect to the full, prompt and punctual performance by Tenant of all of the agreements, covenants and obligations under the Lease as so modified.

          If the Lease shall be renewed, or its terms extended, for any period beyond the dates specified in the Lease for the expiration of said term either pursuant to any option granted under the Lease or otherwise, or if the Tenant holds over beyond the term of the Lease, or beyond such earlier date that the Lease may be terminated, the obligations of Guarantor hereunder shall extend and apply with respect to the full, prompt and punctual performance by Tenant of all of the agreements, covenant and obligations of the Lease as renewed or extended.

          Neither Guarantor's obligation to make payment in accordance with the terms of this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, released, or limited in any way by any impairment, modification, release or limitation of liability of Tenant or Tenant's estate in bankruptcy resulting from the operation of any present or future provision of the bankruptcy code of the United States or from the decision of any court interpreting the same.

          The use of the singular shall include the plural if the sense requires and if more than one individual or entity signs this instrument, the liability of each signing party shall be joint and several liability.

          This Guaranty shall be binding on Guarantor, its or his successors, assigns and legal representatives and for the benefit of Landlord, its successors, assigns and legal representatives.

          IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed on this 18 day of June, 1999.


                                    /s/ Scott W. Tully
                                    ----------------------------------------
                                    (Name of Guarantor)
                                    VP - ADMIN


                                    By: ____________________________________
                                    (Duly Authorized Agent) (Title)

                 (Acknowledgment of GUARANTOR of Corporation)


STATE OF NEW YORK   )
                       ss.:
COUNTY OF QUEENS    )

          On this 18 day of June, 1999 before me personally came Scott M. Matukas, to me personally known, who, being by me duly sworn, did depose and say that he resides in 17 Laurelton Rd. Mt. Kisco, New York 10049 that he is the Vice President of Administration of Coaxicom, Inc., the corporation described in and which executed the within instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

                                    /s/ Racquel A. Brown
                                    ------------------------------------
                                    Notary Public
                                    State of New York
                                    Racquel A. Brown
                                    ID # 01BR6019598
                                    Exp. Feb. 08, 2001

                             JF Real Estate, Inc.
                      LEASE MODIFICATION AGREEMENT NO. 1

          THIS LEASE MODIFICATION AGREEMENT NO. 1, made this ___ day of July, 1999, by and between 224 Harrison Associates, LLC, a New York general Partnership, having its principal office at The Clinton Exchange, 4 Clinton Square, Syracuse, NY 13202 (hereinafter called LANDLORD) and Community Networks, Inc., a corporation having their principal office at 45-18 Court Square, Long Island City, NY 11101 (hereinafter called TENANT),

                                  WITNESSETH:

          WHEREAS, Landlord and Tenant entered into a Lease dated on June 16, 1999 (the LEASE) for certain premises consisting of 8,000 square feet (the PREMISES) on the sixth (6th) floor of the office building known as The Syracuse Building, 224 Harrison Street, Syracuse, NY 13202 (the BUILDING); and

          WHEREAS, the parties hereto are now desirous of entering into this Lease Modification Agreement to provide for a relocation of Tenant's office space from the sixth (6th) floor to the fifth (5th) floor under certain terms and conditions;

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree to the following terms and conditions of this Lease Modification Agreement:

          1. The effective date of this Lease Modification Agreement shall be the date listed above.

          2.   Landlord shall provide the same floor plan layout on the fifth
(5th) floor as has been agreed to on the sixth (6th) floor. The new location on the fifth (5th) floor office space has the same dimensions and has the same square footage as was on the sixth (6th) floor (directly below).

          3. Except for the above stated amendments, the parties hereto agree that all other terms, conditions, and provisions of the Lease dated on June 16, 1999 remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Lease Modification Agreement as of the day and year first above written.

Tenant:                                  Landlord:

COMMUNITY NETWORKS, INC.                 224 HARRISON ASSOCIATES, LLC

BY:    /s/ Scott M. Tully                BY: /s/ John Finelli
     --------------------------              -------------------------------

Date       7/29/99                       Date:      7/30/99
      -------------------------                -----------------------------